Supplement dated February 19, 2016
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Seligman Communications and Information Fund	10/1/2015
Effective February 19, 2016, the list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Role with Fund	Managed Fund Since
Paul Wick	Lead manager	1990
Shekhar Pramanick	Technology Team Member	2013
Sanjay Devgan	Technology Team Member	2013
Jeetil Patel	Technology Team Member	July 2015
Christopher Boova	Technology Team Member	February 2016
The rest of the section remains the same.
Effective February 19, 2016, the list of portfolio managers under the caption “Portfolio Managers” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:

Portfolio Manager	Role with Fund	Managed Fund Since
Paul Wick	Lead manager	1990
Shekhar Pramanick	Technology Team Member	2013
Sanjay Devgan	Technology Team Member	2013
Jeetil Patel	Technology Team Member	July 2015
Christopher Boova	Technology Team Member	February 2016
Mr. Wick joined one of the Columbia Management legacy firms or acquired business lines in 1987. Mr. Wick is Team Leader and Portfolio Manager for Technology. Mr. Wick began his investment career in 1987 and earned a B.A. from Duke and an M.B.A. from Duke/Fuqua.
Dr. Pramanick joined the Investment Manager in 2012. Prior to joining the Investment Manager as a Portfolio Analyst, Dr. Pramanick was a principal at Elemental Capital Partners focusing on global semiconductor devices, memory, capital equipment and disk drives. Prior to that, he was a semiconductor analyst at Seasons Capital Management. Dr. Pramanick began his investment career in 1993 and earned a B.S. from the National Institute of Technology, an M.S. from the University of Oregon and a Ph.D. from North Carolina State University.
Mr. Devgan joined the Investment Manager in 2012. Prior to joining the Investment Manager as a Portfolio Analyst, Mr. Devgan was a Vice President at Morgan Stanley providing equity research on the semiconductor industry. Prior to his work at Morgan Stanley, he was a Senior Financial Business Analyst at Cisco Systems covering operations finance, and worldwide sales finance. Mr. Devgan began his investment career in 1995 and earned a B.S. from University of California and an M.B.A. from Santa Clara University.
Mr. Patel joined the Investment Manager in 2012. Prior to joining the Investment Manager as a Portfolio Analyst, Mr. Patel was a managing director and senior internet analyst for Deutsche Bank Securities. Mr. Patel began his investment career in 1998 and earned a B.A. from University of California, Los Angeles.
Mr. Boova joined one of the Columbia Management legacy firms or acquired business lines in 2000. Mr. Boova began his investment career in 1995 and earned two B.S. degrees from Worcester Polytechnic Institute, an M.A. from Georgetown University and an M.B.A. from the Wharton School at the University of Pennsylvania.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP219_05_004_(02/16)